Exhibit 99.1

Forest Laboratories, Inc. Announces Receipt of Requisite Consents and Expiration of Consent Solicitations for Certain of its Senior Notes

Release Date:

Thursday, June 12, 2014 5:00 pm EDT

NEW YORK – (BUSINESS WIRE) – Forest Laboratories, Inc. (NYSE: FRX) today announced that it had received valid consents (the “Requisite Consents”) from holders of a majority in aggregate principal amount of each series of its securities listed in the table below (the “FRX Notes”) to the elimination of Forest’s contractual registration rights obligations with respect to each series of FRX Notes (the “Proposed Amendments”) (collectively, the “Consent Solicitations”). As consideration for the Requisite Consents, Actavis plc (NYSE: ACT) will fully, unconditionally and irrevocably guarantee (each, a “ACT Guarantee” and, together, the “ACT Guarantees”) each series of FRX Notes, subject to the closing of Actavis’ pending acquisition (the “Acquisition”) of Forest and certain other customary conditions. The terms and conditions of the Consent Solicitations are described in the Offering Memorandum/Consent Solicitation Statement, dated May 22, 2014 (as may be amended or supplemented from time to time, the “Consent Solicitations Statement”).

Series of FRX Notes	Aggregate Principal Amount Outstanding
4.375% Senior Notes due 2019	U.S. $	1.05 billion
4.875% Senior Notes due 2021	U.S. $	750 million
5.00% Senior Notes due 2021	U.S. $	1.2 billion

The Consent Solicitations expired as of 5:00 p.m. on June 12, 2014 and revocation rights have been terminated. In accordance with the terms of the Consent Solicitations, Forest and the trustee for the FRX Notes will enter into a waiver and amendment to the registration rights agreements applicable to the FRX Notes and supplemental indentures to the indentures for the FRX Notes, which shall include the Proposed Amendments. The Proposed Amendments, however, will not become operative unless and until Actavis fully, unconditionally and irrevocably guarantees the FRX Notes. Assuming the foregoing conditions are satisfied or waived, Actavis will enter into supplemental indentures to the indentures for the FRX Notes promptly following the closing of the Acquisition to provide for the ACT Guarantees.

The ACT Guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The ACT Guarantees may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

Forest has engaged D.F. King & Co., Inc. to act as the Information and Tabulation Agent for the Consent Solicitations. Holders with questions regarding the consent solicitation should contact D.F. King & Co., Inc. at (212) 269-5550 or (800) 967-4617 (toll free) or frx@dfking.com.

This press release is for informational purposes only and does not constitute an offer of the ACT Guarantees or a solicitation of Consents. The information in this press release is subject in all respects to the terms and conditions set forth in the Consent Solicitations Statement. The Consent Solicitations do not constitute an offer of the ACT Guarantees in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or “blue sky” or other laws. None of Actavis, Forest, their respective boards of directors, the trustee, the Information and Tabulation Agent, the solicitation agent or any of their respective affiliates makes any recommendation as to whether holders should tender, or refrain from tendering, all or any portion of the principal amount of their FRX Notes pursuant to the Consent Solicitations.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Forest, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement of Actavis and Forest that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on May 2, 2014. Each of Actavis and Forest has mailed to its stockholders or shareholders the proxy statement/prospectus. In addition, each of Actavis and Forest has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND FOREST ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Forest through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis will be available free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest will be available free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Merger Solicitation

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

About Forest Laboratories

Forest Laboratories (NYSE:FRX) is a leading, fully integrated, specialty pharmaceutical company largely focused on the United States market. Forest markets a portfolio of branded drug products and develops new medicines to treat patients suffering from diseases principally in five therapeutic areas: central nervous system, cardiovascular, gastrointestinal, respiratory, and anti-infective. Forest’s strategy of acquiring product rights for development and commercialization through licensing, collaborative partnerships and targeted mergers and acquisitions allows Forest to take advantage of attractive late-stage development and commercial opportunities, thereby managing the risks inherent in drug development. In January 2014, Forest acquired Aptalis Pharmaceuticals for $2.9 billion in cash in order to gain access to its GI and Cystic Fibrosis products, including treatments for Ulcerative Proctitis, Duodenal Ulcers, H. Pylori, Anal Fissures, and Pancreatic Insufficiency. In February 2014, Forest and Actavis plc announced an agreement where Forest would be acquired for about $25 billion in cash and stock. The acquisition of Forest by Actavis is contingent upon regulatory and shareholder approvals.

Forest is headquartered in New York, NY. To learn more, visit www.frx.com. Information on our Web site is not incorporated into, and does not form a part of, this press release.

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any subsequent SEC filings. Forest assumes no obligation to update forward-looking statements contained in this release to reflect new information or future events or developments.

CONTACT:

Forest Laboratories, Inc.

Frank J. Murdolo, 212-224-6714

Vice President – Investor Relations

media.relations@frx.com

or

Amanda Kaufman

Media Relations

amanda.kaufman@frx.com

Ticker Slug:

Ticker: FRX

Exchange: NYSE